                                                                   Exhibit 99.1

4th Quarter Report                                                           UB


[Photo]


Union Bankshares, Inc.
---------------------------------
Amex: UNB       December 31, 2007

4th Quarter Report - December 31, 2007                   Union Bankshares, Inc.
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
Consolidated Balance Sheets (unaudited)

ASSETS                                           December 31, 2007     December 31, 2006
Cash and Due from Banks                               $ 12,814,693          $ 11,694,471
Federal Funds Sold & Overnight Deposits                    613,916             9,262,770
Interest Bearing Deposits in Banks                      11,867,532             5,416,961
Investment Securities Available-for-Sale                33,821,907            23,675,261
Loans Held for Sale                                      7,711,330             3,750,186
Loans, net                                             310,482,497           313,701,781
Reserve for Loan Losses                                 (3,377,857)           (3,337,768)
Premises and Equipment, net                              6,462,191             6,079,715
Other Real Estate Owned                                    225,600               399,254
Accrued Interest & Other Assets                         12,738,893            10,506,572
                                                      ------------          ------------
    Total Assets                                      $393,360,702          $381,149,203
                                                      ============          ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest Bearing Deposits                          $ 56,155,207          $ 54,875,163
Interest Bearing Deposits                              267,805,778           264,946,884
Borrowed Funds                                          20,327,671            14,596,130
Accrued Interest & Other Liabilities                     6,998,009             4,807,829
Common Stock                                             9,843,572             9,837,222
Paid-in Capital                                            202,402               150,146
Retained Earnings                                       35,791,514            35,202,735
Accumulated Other Comprehensive Loss                      (824,022)           (1,002,725)
Treasury Stock at Cost                                  (2,939,429)           (2,264,181)
                                                      ------------          ------------
    Total Liabilities and Shareholders' Equity        $393,360,702          $381,149,203
                                                      ============          ============

Consolidated Statements of Income (unaudited)

                                       12/31/2007    12/31/2006     12/31/2007      12/31/2006
                                           (3 months ended)              (12 months ended)

Interest Income                        $6,675,031    $6,491,585    $26,272,943     $25,197,180
Interest Expense                        2,070,654     1,944,887      8,227,657       6,821,264
                                       ----------    ----------    -----------     -----------
  Net Interest Income                   4,604,377     4,546,698     18,045,286      18,375,916
  Provision for Loan Losses                30,000        30,000        265,000         180,000
                                       ----------    ----------    -----------     -----------
    Net Interest Income after
     Provision for Loan Losses          4,574,377     4,516,698     17,780,286      18,195,916

Trust Income                               97,920        85,138        358,578         304,444
Noninterest Income                      1,044,307     1,029,897      3,936,364       3,753,370
Noninterest Expenses:
  Salaries & Wages                      1,519,729     1,470,574      6,211,348       6,011,727
  Pension & Employee Benefits             594,692       674,791      2,315,915       2,344,465
  Occupancy Expense, net                  218,214       208,006        837,956         793,341
  Equipment Expense                       267,127       261,392      1,088,257       1,047,095
  Other Expenses                        1,061,062       927,930      4,001,693       3,617,463
                                       ----------    ----------    -----------     -----------
         Total                          3,660,824     3,542,693     14,455,169      13,814,091
                                       ----------    ----------    -----------     -----------
Income before Taxes                     2,055,780     2,089,040      7,620,059       8,439,639
Income Tax Expense                        543,573       502,920      1,964,912       2,184,364
                                       ----------    ----------    -----------     -----------
Net Income                             $1,512,207    $1,586,120    $ 5,655,147     $ 6,255,275
                                       ==========    ==========    ===========     ===========

Earnings per Share                          $0.34         $0.35          $1.25           $1.38
Book Value per Share                                                     $9.34           $9.25


Standby letters of credit were $1,248,000 and $1,045,000 at December 31, 2007 and 2006, respectively.

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Directors--UNION BANKSHARES, INC.
Richard C. Sargent, Chairman            Franklin G. Hovey II
Cynthia D. Borck                        Richard C. Marron
Steven J. Bourgeois                     Robert P. Rollins
Kenneth D. Gibbons                      John H. Steel

Directors--UNION BANK
Richard C. Sargent, Chairman            Franklin G. Hovey II
Cynthia D. Borck                        Richard C. Marron
Steven J. Bourgeois                     Robert P. Rollins
Kenneth D. Gibbons                      John H. Steel
                                        Schuyler W. Sweet
Officers--UNION BANKSHARES, INC.
Richard C. Sargent                      Chairman
Cynthia D. Borck                        Vice President
Kenneth D. Gibbons                      President & CEO
Marsha A. Mongeon                       Vice President/Treasurer
Robert P. Rollins                       Secretary
JoAnn A. Tallman                        Assistant Secretary

Regional Advisory Board Members

Judy F. Aydelott - Littleton            Stanley T. Fillion - Littleton
Cynthia D. Borck - St. Johnsbury        Kenneth D. Gibbons - All
Steven J. Bourgeois - St. Albans        Franklin G. Hovey II - St. Johnsbury
J.R. Alexis Clouatre - St. Johnsbury    Samuel H. Ruggiano - St. Albans
Coleen K. Condon - St. Albans           Schuyler W. Sweet - Littleton
Dwight A. Davis - St. Johnsbury         Norrine A. Williams - Littleton
Kirk Dwyer - St. Johnsbury

Officers UNION BANK

Rhonda L. Bennett          Vice President                    Morrisville
Cynthia D. Borck           Executive Vice President          Morrisville
Stacey L.B. Chase          Assistant Treasurer               Morrisville
Jeffrey G. Coslett         Vice President                    Morrisville
Michael C. Curtis          Vice President                    St. Albans
Peter J. Eley              Senior Vice President             Morrisville
Fern C. Farmer             Assistant Vice President          Morrisville
Kenneth D. Gibbons         President & CEO                   Morrisville
Don D. Goodhue             Information Systems Officer       Morrisville
Lorraine M. Gordon         Assistant Vice President          Morrisville
Melissa A. Greene          Assistant Treasurer               Hardwick
Karyn J. Hale              Assistant Treasurer               Morrisville
Claire A. Hindes           Assistant Vice President          Morrisville
Patricia N. Hogan          Vice President                    Morrisville
Tracey D. Holbrook         Regional Vice President           St. Johnsbury
Lura L. Jacques            Asst. V.P., Trust Officer         St. Albans
Lynne P. Jewett            Assistant Treasurer               Morrisville
Peter R. Jones             Vice President                    Morrisville
Stephen H. Kendall         Vice President                    Morrisville
Susan O. Laferriere        Vice President                    St. Johnsbury

Officers UNION BANK (continued)

Dennis J. Lamothe          Vice President                    St. Johnsbury
Susan F. Lassiter          Vice President                    Jeffersonville
Robyn A. Masi              Assistant Vice President          Stowe
Robert L. Miller           Trust Officer                     St. Johnsbury
Marsha A. Mongeon          Senior Vice President & CFO       Morrisville
Mildred R. Nelson          Vice President                    Littleton
Karen Carlson Noyes        Assistant Vice President          Morrisville
Barbara A. Olden           Vice President                    St. Johnsbury Ctr.
Deborah J. Partlow         Asst. V.P., Senior Trust Officer  Morrisville
Lois J. Pigeon             Branch Manager                    St. Albans
Bradley S. Prior           Assistant Treasurer               Morrisville
Colleen D. Putvain         Assistant Treasurer               Morrisville
Craig S. Provost           Assistant Vice President          Stowe
Suzanne L. Roberts         Vice President                    Lyndonville
Robert P. Rollins          Secretary                         Morrisville
Ruth P. Schwartz           Vice President                    Morrisville
David S. Silverman         Senior Vice President             Morrisville
Curt Swan                  Assistant Vice President          Fairfax
JoAnn A. Tallman           Assistant Secretary               Morrisville
Alycia R. Vosinek          Commercial Loan Officer           Littleton
Francis E. Welch           Assistant Vice President          Morrisville

Union Bankshares, Inc.
-------------------------------------------------------------------------------


Dear Shareholder:                                              February 7, 2008



Your company has completed another year in an industry currently under pressure in many areas. While net income decreased for the year, we are pleased to report to you, in light of these pressures, our performance overall was acceptable. Our return on average equity of 13.6% and return on average assets of 1.47% will again place us in the upper quartiles of our peer groups.

There were a few areas which contributed to the decrease in earnings. Although net interest income before provision for loan losses actually increased in the fourth quarter, for the year we experienced an overall decrease of $331,000. This was caused by a 26% increase in interest paid to depositors. We also experienced a few surprises in our loan portfolio. There were four relationships which became problematic and have since been addressed; however, the bad debt provisions, carrying expenses and losses on liquidation for foreclosed loans totaled $472,000. Net loan charge offs for the prior four years in aggregate totaled a recovery of $45,000. We believe the larger than normal credit losses experienced in 2007 should not reoccur in 2008 and will keep a close eye on the loan portfolio as well as our local economy.

On a positive note, a $237,000 increase in non-interest income was generated mainly by our trust, merchant card processing, ATM/debit card network and loan servicing activities.

Although 2007 had its challenges, we believe 2008 will hold more opportunities. We will focus on areas for new development, controlling expenses and expanding the services we already offer.

On December 24th the FDIC, and a few days later the Vermont Department of Banking, issued their approvals for our new branch office to be located on Route 104 in St. Albans, VT. The property has been acquired and architectural plans completed with an opening planned for August. This new office will replace our current loan center on North Main Street and will provide full service banking. Lois Pigeon has joined Union Bank as the St. Albans branch manager and has over 20 years of banking experience, most recently as branch manager for Citizens Bank in St. Albans.

Recently, Lura Jacques, Certified Trust and Financial Advisor, joined our Trust and Asset Management division as an Assistant Vice President and Trust Officer. She is located in our St. Albans office and will serve Franklin County customers. Strategically the timing is right and growing the trust and asset management area will provide additional revenue.

Previously, were have written you regarding our new transfer agent, Registrar and Transfer Company and on December 31, 2007 they assumed these responsibilities. If you would like to have your dividends deposited directly into an account with us, or another financial institution, and have not already signed up, please contact Registrar and Transfer Company at 1-800-368-5948 to receive an authorization form.

We want to express our sincere appreciation and gratitude to our shareholders, customers and employees. Without your investment, business and hard work during the past year, Union Bank would not be the strong financial institution it is today. Thank you!

Enclosed is your dividend check or advice of deposit, representing a dividend of $.28 to shareholders of record on January 26, 2008.

Sincerely,


/s/ Richard C. Sargent                  /s/ Kenneth D. Gibbons
    Richard C. Sargent                      Kenneth D. Gibbons
    Chairman                                President & CEO

Union Bankshares, Inc.
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Shareholder Assistance
and Investor Information

If you need assistance with a change in registration of certificates, combining your certificates into one, reporting lost certificates, non-receipt or loss of dividend checks, assistance regarding direct deposit of dividends, information about the Company, or to receive copies of financial reports, please contact JoAnn Tallman, Assistant Secretary at (802) 888-6600 or contact our Transfer Agent at the address and phone number listed below:


Transfer Agent:       Registrar & Transfer Company
                      Attn: Stock Transfer Department
                      10 Commerce Drive
                      Cranford, NJ 07016

Phone:                800.368.5948
Fax:                  908.497.2318
E-mail:               info@rtco.com

American Stock Exchange
Ticker Symbol:        UNB
Corporate Name:       Union Bankshares, Inc.
Corporate Address:    20 Lower Main Street
                      P.O. Box 667
                      Morrisville VT 05661-0667

Union Bank Offices

Fairfax                       Littleton, NH                 St. Albans Loan Ctr
Jct. Rtes. 104 & 128*         263 Dells Road*               120 North Main St.
802.849.2600                  603.444.7136                  802.524.9000

Hardwick                      Lyndonville                   St. Johnsbury
103 VT Rte. 15*               183 Depot St.*                364 Railroad St.*
802.472.8100                  802.626.3100                  802.748.3131

Hyde Park                     Morrisville                   St. Johnsbury
250 Main St.*                 20 Lower Main St.*            325 Portland St.*
802.888.6880                  802.888.6600                  802.748.3121

Jeffersonville                65 Northgate Plaza*           St. Johnsbury Ctr.
44 Main St.*                  Route 100                     Green Mtn. Mall*
802.644.6600                  802.888.6860                  1998 Memorial Dr.
                                                            802.748.2454
Johnson                       Stowe
198 Lower Main St.*           47 Park St.*                  *ATMs at
802.635.6600                  802.253.6600                  these branches